AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005

                                   BULK RATE
                                  U.S. POSTAGE
                                      PAID
                               STATEN ISLAND, NY
                                   PERMIT NO.
                                      169
                                                                    SBWSEMI 4/00

             -------------------------------------------------------------------
                                                     SALOMON BROTHERS
                                                     WORLDWIDE INCOME FUND INC

                                                   SEMI-ANNUAL REPORT
                                                   APRIL 30, 2000

                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                               ---------------------------------

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

May 24, 2000

Dear Shareholders:

We are pleased to provide you with this semi-annual report for the Salomon Brothers Worldwide Income Fund Inc. (the "Fund") as of April 30, 2000. Included in this report are an analysis of the Fund's performance versus its benchmarks and its peer group, a commentary on the emerging debt markets and U.S. high-yield market, a listing of the Fund's investments as of April 30, 2000 and financial statements for the six-month period ended April 30, 2000.

During the six months ended April 30, 2000, the net asset value ("NAV") of the Fund increased from $11.77 per share at October 31, 1999 to $12.91 per share at April 30, 2000. Dividends of $0.9534 per share were declared during the period. Assuming reinvestment of these dividends in additional shares of the Fund, the total rate of return based on the NAV for the six-month period was 18.27%. During the same period, the JP Morgan Emerging Markets Bond Index Plus ("EMBI+")(1) returned 14.42% and the Salomon Smith Barney High-Yield Market Index(2) returned 0.15%. The Fund's performance was the result of several factors, which we will highlight below.

EMERGING MARKETS DEBT SECURITIES

Emerging markets debt performed very well during the past six months. During the six-month period ended April 30, 2000, emerging markets debt returned 14.42% as measured by the EMBI+. Returns for the period were dominated by Russia which appreciated over 89%. While the magnitude of Russia's returns made it the only country to outperform the Index, double-digit returns were generated by Ecuador, Peru, Mexico and Brazil.

At the beginning of the Fund's fiscal year, the market began a strong rally as a number of Brady bond exchanges encouraged the participation of crossover buyers. The U.S. Federal Reserve Board ("Fed") moved to a neutral bias on future interest rate adjustments in November, 1999. This change in Fed policy combined with continued strength in commodity prices and economic recovery in Latin America helped spreads tighten 300 basis points(3) between October 1999 and April 2000. Please note that J.P. Morgan & Co. adjusted the spread level of EMBI+ in mid-April 2000 to reflect the restructuring of certain Russian securities. This adjustment narrowed EMBI+ Index spreads versus U.S. Treasuries, approximately 120 basis points, making the apparent tightening from October to April approximately 400 basis points.

---------------
(1) The J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+") is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market.

(2) The Salomon Smith Barney High-Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market.

(3) A basis point is .01% or one one-hundredth of a percent.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

Russia was the best performing country in the EMBI+ over the past 12 months, returning 148.71%. During the year Russia successfully restructured its defaulted Soviet-era debt on terms which are very favorable for Russia. Relations with the International Monetary Fund ("IMF") continued to improve and the country exceeded some of its targets for extended financing. Oil price strength and increased corporate tax collections also contributed to the improved economic picture. Acting President Putin was elected in the first democratic transition of presidential administrations in Russian history.

- Ecuador, Peru, Brazil and Mexico also had double-digit growth during the reporting period. Ecuador rallied from an oversold position earlier in the period. Ecuador is in preliminary discussions with creditors following its default on Brady bond and Eurobond coupon payments in 1999.

- Peru's returns were driven by its strong economic recovery.

- Brazil made further progress on fiscal reform during the past six months. This progress encouraged the Central Bank to lower interest rates which further aided economic recovery.

- Mexico's foreign currency credit rating was upgraded by Moody's to Baa3, investment grade status. This upgrade makes Mexico an eligible investment for investment grade-only portfolios, broadening the potential investor base for emerging markets debt.

OUTLOOK

Our outlook for emerging markets debt is positive based upon the current spread level of approximately 750 basis points over U.S. Treasuries. The economic recovery in Latin America underscores an improving fundamental outlook for emerging countries. We believe continued stability will attract additional investors into the market.

HIGH-YIELD SECURITIES

The six months ended April 30, 2000 was a period of investor uncertainty regarding interest rates, inflation and the sustainability of the North American economic expansion. These concerns, as well as investors' focus on the surging NASDAQ market translated into significant high-yield mutual fund outflows. In addition, limited liquidity for the U.S. high-yield market resulted in technical weakness for the market throughout the period. The market was essentially unchanged (up 0.15%) for the six-month period ended April 30, 2000 as measured by the Salomon Smith Barney High-Yield Market Index.

The Fed's rate increases combined with volatility in the U.S. equity market put pressure on the high-yield market, both in terms of asset pricing and liquidity. These pressures were compounded by relatively high default rates. Liquidity in the market was limited on the investor side, as

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

mutual fund outflows totaled $6.7 billion during the period. In addition, broker-dealer support for the market during this volatile period was limited.

OUTLOOK

Although high-yield valuations are attractive relative to historical levels, we expect to experience continued volatility over the course of the year primarily as a result of several factors, including: (i) continued inflation and interest rate concerns, (ii) reduced secondary market liquidity, and (iii) selected credit problems. In light of these conditions, we are continuing to pursue a conservative investment strategy geared to purchasing BB credits and pursuing selective opportunities in undervalued B and CCC credits at significant discounts to par.

In a continuing effort to provide timely information concerning Salomon Brothers Worldwide Income Fund Inc., shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your SBW stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman and President

/s/ Peter J. Wilby                                 /s/ Beth A. Semmel
Peter J. Wilby                                     Beth A. Semmel
Executive Vice President                           Executive Vice President

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (unaudited)

April 30, 2000

                         PRINCIPAL
                         AMOUNT(+)
                           (000)                             SOVEREIGN BONDS(a) -- 80.7%                           VALUE
----------------------------------------------------------------------------------------------------------------------------

                                             ARGENTINA -- 12.1%
                                             Republic of Argentina:
ARS                            7,822           BOCON, Pro 1, 2.951% due 4/1/07(b)........................       $  5,648,575
                                 200           Discount Bond, Series L-GL, 6.875% due 3/31/23(b).........            171,125
ARS                            1,950           8.750%, due 7/10/02.......................................          1,793,278
                               3,000           14.250% due 11/30/02(b)...................................          2,985,000
                               3,050           9.164% due 4/10/05(b).....................................          2,867,000
                               4,750           11.375% due 3/15/10.......................................          4,562,375
                                 800           11.375% due 1/30/17.......................................            763,400
                               7,500           12.000% due 2/1/20........................................          7,415,625
                                 800           9.750% due 9/19/27........................................            671,200
                                                                                                                ------------
                                                                                                                  26,877,578
                                                                                                                ------------
                                             BRAZIL -- 14.0%
                                             Federal Republic of Brazil:
                               1,522           C Bond, 8.000% due 4/15/14................................          1,092,857
                               8,100           DCB, Series L, 7.4375% due 4/15/12(b).....................          5,847,188
                               4,975           DCB, Series L, Bearer, 7.4375% due 4/15/12(b).............          3,591,328
                               3,000           FLIRB, Series L, 7.375% due 4/15/09(b)....................          2,212,500
                              13,887           14.500% due 10/15/09......................................         14,657,729
                               1,120           12.750% due 1/15/20.......................................          1,074,920
                               2,710           12.250% due 3/6/30........................................          2,486,425
                                                                                                                ------------
                                                                                                                  30,962,947
                                                                                                                ------------
                                             BULGARIA -- 4.6%
                                             Republic of Bulgaria, FLIRB, Series A, 2.750% due
                              14,750         7/28/12(b)..................................................         10,288,125
                                                                                                                ------------
                                             COLOMBIA -- 4.7%
                                             Republic of Colombia:
                               1,175           10.875% due 3/9/04........................................          1,101,563
                               4,875           11.218% due 8/13/05(b)....................................          4,643,438
                                 400           9.750% due 4/23/09........................................            350,500
                               1,300           8.700% due 2/15/16........................................            838,500
                               3,050           11.750% due 2/25/20.......................................          2,596,313
                               1,350           8.375% due 2/15/27........................................            850,500
                                                                                                                ------------
                                                                                                                  10,380,814
                                                                                                                ------------
                                             COSTA RICA -- 1.6%
                               3,800         Costa Rica, Principal Bond, Series B, 6.250% due 5/21/15....          3,496,000
                                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (unaudited)(continued)

April 30, 2000


                         PRINCIPAL
                         AMOUNT(+)
                           (000)                            SOVEREIGN BONDS(a) (CONTINUED)                         VALUE
----------------------------------------------------------------------------------------------------------------------------

                                             CROATIA -- 3.7%
                                             Republic of Croatia:
                               5,489           Series A, 7.0625%% due 7/31/10(b).........................       $  4,898,608
                               3,595           Series B, 7.0625% due 7/31/06(b)..........................          3,315,954
                                                                                                                ------------
                                                                                                                   8,214,562
                                                                                                                ------------
                                             ECUADOR -- 1.6%
                                             Republic of Ecuador:
                               6,450           Discount Bond, due 2/28/25(c)(d)..........................          2,660,625
                               2,500           Par Bond, due 2/28/25(c)(d)...............................            875,000
                                                                                                                ------------
                                                                                                                   3,535,625
                                                                                                                ------------
                                             IVORY COAST -- 0.7%
                               8,550         Ivory Coast, FLIRB, due 3/31/18(c)..........................          1,539,000
                                                                                                                ------------
                                             JAMAICA -- 0.3%
                                 700         Government of Jamaica, 10.875% due 6/10/05..................            673,750
                                                                                                                ------------
                                             MEXICO -- 4.7%
                               9,177         United Mexican States, 11.375% due 9/15/16..................         10,388,364
                                                                                                                ------------
                                             PANAMA -- 3.9%
                                             Republic of Panama:
                               7,350           IRB, 4.250% due 7/17/14(b)................................          5,811,094
                               1,640           PDI Bond, 7.0625% due 7/17/16(b)(e).......................          1,328,337
                                 200           8.875% due 9/30/27........................................            169,500
                               1,500           9.375% due 4/1/29.........................................          1,417,500
                                                                                                                ------------
                                                                                                                   8,726,431
                                                                                                                ------------
                                             PERU -- 1.9%
                               6,325         Republic of Peru, PDI Bond, 4.500% due 3/7/17(b)............          4,245,656
                                                                                                                ------------
                                             PHILIPPINES -- 1.7%
                               3,868         Republic of Philippines, 9.500% due 10/21/24................          3,713,280
                                                                                                                ------------
                                             POLAND -- 0.5%
                               1,201         Republic of Poland, PDI Bond, 6.000% due 10/27/14(b)........          1,081,651
                                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (unaudited)(continued)

April 30, 2000


                         PRINCIPAL
                         AMOUNT(+)
                           (000)                            SOVEREIGN BONDS(a) (CONCLUDED)                         VALUE
----------------------------------------------------------------------------------------------------------------------------

                                             RUSSIA -- 12.5%
                                             Russia:
                              46,000           IAN, due 12/15/15(c)(d)...................................       $ 12,765,000
                              18,125           12.750% due 6/24/28.......................................         14,794,531
                                                                                                                ------------
                                                                                                                  27,559,531
                                                                                                                ------------
                                             SOUTH KOREA -- 0.1%
                                  50         Korea Development Bank, 7.675% due 10/1/02..................             49,344
                                                                                                                ------------

                                             URUGUAY -- 0.8%
                               1,842         Uruguay, DCB, Series B, 7.0625% due 2/19/07(b)..............          1,786,842
                                                                                                                ------------
                                             VENEZUELA -- 11.3%
                                             Republic of Venezuela:
                               2,500           Discount Bond, Series W-A, 7.375% due 3/31/20(b)..........          1,931,250
                              16,500           FLIRB, Series A, 7.4375% due 3/31/07(b)...................         12,818,409
                               2,294           NMB, Series A, 7.125% due 12/18/05(b).....................          1,823,869
                               6,725           13.625% due 8/15/18.......................................          6,187,000
                               3,500           9.250% due 9/15/27........................................          2,238,250
                                                                                                                ------------
                                                                                                                  24,998,778
                                                                                                                ------------

                                             TOTAL SOVEREIGN BONDS (cost $160,657,665)...................        178,518,278
                                                                                                                ------------

                                             LOAN PARTICIPATIONS(a)(f) -- 9.3%
----------------------------------------------------------------------------------------------------------------------------
Yen                          356,612         Kingdom of Morocco Tranche A, 3.0175% due 1/01/09 (Goldman
                                               Sachs)(b).................................................          2,592,522
Yen                          350,000         The People's Democratic Republic of Algeria Tranche 3,
                                               7.1875% due 3/4/10 (Chase Manhattan)(b)...................          1,896,184
                               3,591         The People's Democratic Republic of Algeria Tranche 1,
                                               7.1875% due 9/4/06 (Chase Manhattan)(b)...................          2,908,636
                               7,000         The People's Democratic Republic of Algeria Tranche 3,
                                               7.1875% due 3/4/10 (Chase Manhattan)(b)...................          5,320,000
                                  56         Government of Jamaica, Tranche A, 7.000% due 10/15/00 (Chase
                                               Manhattan)(b).............................................             52,750
                               7,059         Kingdom of Morrocco, Tranche B, 6.84375% due 1/1/04 (Morgan
                                               Stanley Emerging Markets Inc., Bankers Trust)(b)..........          6,458,821
                               4,700         Russia, Principal Loan, due 12/15/20(Chase Manhattan,
                                               Goldman Sachs, ING, JP Morgan)(c)(d)......................          1,295,438
                                                                                                                ------------

                                             TOTAL LOAN PARTICIPATIONS (cost $22,049,298)................         20,524,351
                                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (unaudited)(continued)

April 30, 2000


                         PRINCIPAL
                         AMOUNT(+)
                           (000)                              CORPORATE BONDS(a) -- 6.2%                           VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             Bermuda:
                         2,000 Units           APP China Group, 14.000% due 3/15/10(g)...................       $  1,640,000
                                             Brazil:
                               2,000           Companhia Energetica De Sao Paul, 9.125% until 6/26/02
                                                 (9.625% thereafter) due 6/26/07.........................          1,952,500
                               3,000           Tjiwi Kimia International Finance Company B.V., 10.000%
                                               due 8/1/04................................................          2,032,500
                                             Mexico:
                               2,000           Grupo Industrial Durango, 12.000% due 7/15/01(e)..........          2,025,000
                               1,000           Hylsa S.A. de C.V., 9.250% due 9/15/07(e).................            900,000
                               3,000           TFM Sa De Cv, Zero Coupon until 6/15/02 (11.750%,
                                                 thereafter) due 6/15/09.................................          2,010,000
                                             United States:
                               4,825           Jordan Industries, Inc., Zero Coupon until 4/1/02 (11.750%
                                                 thereafter) due 4/1/09..................................          3,208,727
                                                                                                                ------------

                                             TOTAL CORPORATE BONDS (cost $15,956,775)....................         13,768,727
                                                                                                                ------------
                                             REPURCHASE AGREEMENT -- 3.8%
----------------------------------------------------------------------------------------------------------------------------
                               8,464         SBC Warburg, 5.700% due 5/1/00; Proceeds at
                                               maturity -- $8,468,020; (Fully collateralized by U.S.
                                               Treasury Bonds, 7.625% due 11/15/22; Market
                                               Value -- $8,633,975) (Cost $8,464,000)....................          8,464,000
                                                                                                                ------------

                                             TOTAL INVESTMENTS -- 100% (cost $207,127,738*)..............       $221,275,356
                                                                                                                ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (unaudited)(concluded)

April 30, 2000

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT APRIL 30, 2000:

                          CONTRACTS       IN EXCHANGE     CONTRACTS AT    DELIVERY     UNREALIZED
                         TO DELIVER           FOR            VALUE          DATE      APPRECIATION
                         ----------       -----------     ------------    --------    ------------
Sale.................  Yen 345,500,000    US$3,322,115    US$3,278,331    9/11/00        43,784
Sale.................  Yen 200,000,000    US$1,946,851    US$1,897,731    9/11/00        49,120
                                                                                      ------------
                                                                                        $92,904
                                                                                      ------------

 (+) Principal amount denominated in U.S. Dollars unless otherwise indicated.

  *  Aggregate cost for federal income tax purposes is substantially the same.

 (a) All or a portion of this security is segregated as collateral pursuant to a loan agreement.

 (b) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

 (c) Security is currently in default.

 (d) Non-income producing security.

 (e) Payment-in-kind security for which part of the income earned may be capitalized as additional principal.

 (f) Participation interests were acquired through the financial institutions indicated parenthetically.

 (g) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

      ARS  --   Argentine Peso.
    BOCON  --   Bonos De Consolidacion.
   C Bond  --   Capitalization Bond.
      DCB  --   Debt Conversion Bond.
    FLIRB  --   Front Loaded Interest Reduction Bond.
      IAN  --   Interest in Arrears Note.
      IRB  --   Interest Reduction Bond.
      NMB  --   New Money Bond.
      PDI  --   Past Due Interest.
      Yen  --   Japanese Yen.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
                                 (unaudited)

April 30, 2000

ASSETS
Investments, at value (cost -- $207,127,738)................  $221,275,356
Receivable for investments sold.............................    14,719,677
Interest receivable.........................................     3,706,399
Net unrealized appreciation on forward foreign currency
  contracts.................................................        92,904
Cash........................................................           394
Prepaid expenses............................................        25,719
                                                              ------------
        Total assets........................................   239,820,449
                                                              ------------
LIABILITIES
Loan payable (Note 5).......................................    60,000,000
Payable for investments purchased...........................    12,210,091
Dividends payable...........................................     1,515,553
Accrued interest expense on loan (Note 5)...................       897,100
Accrued management fee......................................       115,410
Accrued administration fee..................................        19,394
Accrued expenses............................................       260,262
                                                              ------------
        Total liabilities...................................    75,017,810
                                                              ------------
        Total Net Assets....................................  $164,802,639
                                                              ============
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000;
  12,762,580 shares outstanding)............................        12,763
Additional paid-in capital..................................   177,804,801
Undistributed net investment income.........................      (381,434)
Accumulated net realized loss on investments................   (26,882,976)
Net unrealized appreciation on investments..................    14,249,485
                                                              ------------
        Total Net Assets....................................  $164,802,639
                                                              ============
NET ASSET VALUE PER SHARE ($164,802,639 / 12,762,580
  shares)...................................................  $      12.91
                                                              ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)

For the Six Months Ended April 30, 2000

NET INVESTMENT INCOME
    INCOME
        Interest............................................                $12,884,046
    EXPENSES
        Interest on loan (Note 5)...........................  $ 2,380,199
        Management fee (Note 3).............................      721,672
        Administration fee..................................      120,279
        Custody fee.........................................       50,164
        Accounting fee......................................       31,475
        Audit and tax fees..................................       28,525
        Printing and mailing fees...........................       24,590
        Legal fee...........................................       22,622
        Transfer agent fees.................................       20,700
        Directors' fees and expenses........................       16,200
        Registration fees...................................       11,965
        Other...............................................        4,490
                                                              -----------
        Total expenses......................................                  3,432,881
                                                                            -----------
    Net Investment Income...................................                  9,451,165
                                                                            -----------
NET REALIZED GAIN/(LOSS) ON:
        Investments.........................................    7,386,956
        Options Transactions................................     (808,127)
        Foreign Currency Transactions.......................      (94,214)    6,484,615
                                                              -----------   -----------
CHANGE IN NET UNREALIZED APPRECIATION ON:
        Investments.........................................   10,482,621
        Translation of Foreign Denominated Assets and
        Liabilities.........................................      368,438    10,851,059
                                                              -----------   -----------
Net Realized Gain and Change in Net Unrealized
  Appreciation..............................................                 17,335,674
                                                                            -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................                $26,786,839
                                                                            ===========

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

For the Six Months Ended April 30, 2000 (unaudited) and the Year Ended October 31, 1999

                                                                   2000           1999
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net investment income...................................   $  9,451,165   $ 22,060,982
    Net realized gain/(loss) on investments.................      6,484,615    (14,959,224)
    Change in net unrealized appreciation...................     10,851,059     42,374,619
                                                               ------------   ------------
    Net increase in net assets from operations..............     26,786,839     49,476,377
                                                               ------------   ------------
DIVIDENDS
    From net investment income..............................    (12,167,861)   (23,109,802)
                                                               ------------   ------------
                                                                (12,167,861)   (23,109,802)
                                                               ------------   ------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued in reinvestment of dividends
      (0 and 89,382 shares issued respectively).............             --        940,355
                                                               ------------   ------------
TOTAL INCREASE IN NET ASSETS................................     14,618,978     27,306,930
                                                               ------------   ------------
NET ASSETS
    Beginning of period.....................................    150,183,661    122,876,731
                                                               ------------   ------------
    End of period(includes undistributed/(overdistributed)
      net investment income of $(381,434) and $3,237,603
      respectively).........................................   $164,802,639   $150,183,661
                                                               ============   ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS (unaudited)

For the Six Months Ended April 30, 2000

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio investments............      $(99,571,764)
    Proceeds from disposition of long-term portfolio
     investments, options on investments and principal
     paydowns...............................................       112,341,276
    Net purchase of short-term portfolio investments........        (8,209,000)
                                                                  ------------
                                                                     4,560,512
    Net investment income...................................         9,451,165
    Accretion of discount on investments....................        (3,365,102)
    Interest on payment-in-kind bonds.......................          (122,898)
    Net change in receivables/payables related to
     operations.............................................           128,358
                                                                  ------------
        Net cash flows provided by operating activities.....        10,652,035
                                                                  ------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
    Cash distributions paid.................................       (10,652,308)
                                                                  ------------
Net decrease in cash........................................              (273)
Cash at beginning of period.................................               667
                                                                  ------------
Cash at end of period.......................................      $        394
                                                                  ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1. ORGANIZATION

The Salomon Brothers Worldwide Income Fund Inc (the "Fund") was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund commenced operations on December 31, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (except as described below)
(i) at the last sales price prior to the time of determination if there was a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and will be valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by the Board of Directors.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)

FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are maintained
in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the 12:00 noon rate of exchange reported by Reuters;

(ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains on foreign currency transactions represent net foreign exchange gains from disposition of foreign currency, gains or losses realized between the trade and settlement dates on security transactions, and the difference between amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currency translation.

FORWARD CURRENCY CONTRACTS.   A forward currency contract ("forward contract")
is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued on each valuation date at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends and distributions from net investment income and from net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations. For the six months ended April 30, 2000, the Fund paid interest expense of $2,320,619.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount on securities purchased using the effective interest method.

TAXES.   It is the Fund's intention to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute substantially all

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)

of its taxable income and capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS.   The Fund declares and pays dividends monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards will be distributed annually. Dividends are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

NOTE 3. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The Fund's Adviser is responsible for the day to day management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of .90% of the value of the Fund's average weekly net assets.

The Adviser also serves as Administrator to the Fund and Prudential Mutual Fund Management, Inc. serves as Sub-administrator. The Administrator and Sub-administrator perform certain administrative services necessary for the operation of the Fund. Under the terms of the Administration Agreement, the Fund pays the Administrator a monthly fee at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At April 30, 2000, the Adviser owned 8,474 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser.

The Fund pays each Director not affiliated with the Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting, a fee of $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)

NOTE 4. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2000 aggregated $111,644,125 and $118,780,301, respectively.

The federal income tax basis of the Fund's investments at April 30, 2000 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $14,147,618 (gross unrealized appreciation -- $20,581,226; gross unrealized depreciation -- $6,433,608).

During the six months ended April 30, 2000, permanent book/tax differences of $(91,214) arising from foreign currency transactions have been reclassified to undistributed net investment income from accumulated net realized loss on investments. Net investment income, net realized gains (losses) on investments and net assets were not affected by this reclassification.

The Fund has a capital loss carry forward as of October 31, 1999 of 17,450,000 which expires in 2006 and 16,107,000 which expires in 2007. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing such gains to shareholders.

NOTE 5. BANK LOAN

The Fund has outstanding a $60,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital Corporation. The current interest rate is 8.03375% and the maturity date is May 22, 2000. The collateral for the loan was valued at $212,811,356 on April 30, 2000 and is being held in a segregated account by the Fund's custodian. The loan was renewed on May 22, 2000 with an interest rate of 9.06125% and a maturity date of November 22, 2000.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

NOTE 6. LOAN PARTICIPATIONS

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The market value of the Fund's loan participations at April 30, 2000 was $20,524,351.

In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreements relating to the loan, nor

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)

any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

NOTE 7. "WHEN AND IF" ISSUED BONDS

"When and if " issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if " issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if " issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if " issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

NOTE 8. CREDIT AND MARKET RISK

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At April 30, 2000, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Investing in foreign securities may also involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the risks of loss from currency devaluations and other exchange rate fluctuations.

NOTE 9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of April 30, 2000, the Fund has outstanding contracts to sell 545,500,000 Japanese Yen for US$ 5,268,966 for a scheduled settlement of September 11, 2000.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)

Consistent with its objective to seek high current income, the Fund invests in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal or interest is greater.

NOTE 10. EVENTS SUBSEQUENT TO APRIL 30, 2000

Subsequent to April 30, 2000, the Board of Directors of the Fund declared dividends of $.11875 per common share payable May 26 and June 30, 2000 to shareholders of record on May 16 and June 13, 2000, respectively.

NOTE 11. ANNUAL SHAREHOLDERS MEETING

On February 10, 2000 the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

1. The election of Heath B. Mclendon and Charles F. Barber as directors of the Fund; and

2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended October 31, 2000.

                                                    % OF SHARES     VOTES     % OF SHARES
         NAME OF DIRECTORS            VOTES FOR        VOTED       AGAINST       VOTED
-----------------------------------------------------------------------------------------
Heath B. McLendon...................  11,773,125       98.9%       129,585       1.1%
Charles F. Barber...................  11,772,235       98.9%       130,475       1.1%
-----------------------------------------------------------------------------------------

The results of the vote on Proposal 2 were as follows:

            % OF SHARES   VOTES   % OF SHARES    VOTES    % OF SHARES
VOTES FOR      VOTED     AGAINST     VOTED     ABSTAINED   ABSTAINED
---------------------------------------------------------------------
11,781,127     99.0%     29,714      0.2%       91,866       0.8%
---------------------------------------------------------------------

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Data for a share of common stock outstanding throughout each year:

                                          SIX MONTHS                 YEAR ENDED   YEAR ENDED
                                            ENDED      YEAR ENDED     OCTOBER      OCTOBER     YEAR ENDED   YEAR ENDED
                                          APRIL 30,    OCTOBER 31,      31,          31,        OCTOBER      OCTOBER
                                           2000(1)       1999          1998         1997       31, 1996     31, 1995
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....   $  11.77     $   9.70      $  15.65     $  15.25     $  10.71     $  11.31
                                           --------     --------      --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................        .73         1.74          1.87         1.59         1.99         1.71
Net realized and unrealized gain (loss)
 on investments.........................       1.36         2.15         (5.16)         .30         3.98         (.89)
                                           --------     --------      --------     --------     --------     --------
   Total from investment operations.....       2.09         3.89         (3.29)        1.89         5.97          .82
                                           --------     --------      --------     --------     --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income..............       (.95)       (1.82)        (1.66)       (1.49)       (1.43)       (1.37)
From net realized gains.................         --           --         (1.00)          --           --       --
In excess of net investment income......         --           --            --           --           --         (.05)
                                           --------     --------      --------     --------     --------     --------
   Total dividends and distributions....       (.95)       (1.82)        (2.66)       (1.49)       (1.43)       (1.42)
                                           --------     --------      --------     --------     --------     --------
Offering costs with respect to issuance
 of shares..............................         --           --            --           --           --       --
                                           --------     --------      --------     --------     --------     --------
Net asset value, end of period..........   $  12.91     $  11.77      $   9.70     $  15.65     $  15.25     $  10.71
                                           ========     ========      ========     ========     ========     ========
Market price per share, end of period...   $  11.25     $11.0625      $ 10.875     $13.8125     $  14.00     $ 11.375
                                           ========     ========      ========     ========     ========     ========
TOTAL INVESTMENT RETURN(a)..............     10.86%       20.49%         4.83%        8.93%       37.34%       20.61%
RATIOS TO AVERAGE NET ASSETS:
   Total expenses, including interest
     expense............................      4.30%+       4.22%         3.48%        3.24%        3.91%        5.04%
   Total expenses, excluding interest
     expense (operating expenses).......      1.32%+       1.36%         1.32%        1.36%        1.44%        1.42%
   Net investment income................     11.85%+      16.06%        13.35%        9.52%       15.25%       16.70%
SUPPLEMENTAL DATA:
   Net assets, end of period (000)......   $164,803     $150,184      $122,877     $198,140     $193,014     $135,540
   Average net assets (000).............   $161,762     $137,389      $177,337     $211,806     $165,059     $129,516
   Portfolio turnover rate..............        52%          80%          122%         175%          97%         101%
   Asset coverage for Loan outstanding..       375%         350%          305%         430%         422%         326%
   Weighted average bank loan (000).....   $ 60,000     $ 60,000      $ 60,000     $ 60,000     $ 60,000     $ 60,000
   Weighted average interest rate on
     bank loan..........................      7.93%+       6.45%         6.40%        6.62%        6.80%        7.83%

--------------------------------------------------------------------------------

(1)  Unaudited.
(a)  Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.
  +  Annualized.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)


SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                       NET REALIZED AND
                                                                     CHANGE IN UNREALIZED          NET INCREASE
                                                                       GAINS (LOSSES) ON         (DECREASE) IN NET
                                               NET INVESTMENT           INVESTMENTS AND        ASSETS RESULTING FROM
                                                   INCOME             FOREIGN CURRENCIES            OPERATIONS
                                            ---------------------   -----------------------   -----------------------
                                 TOTAL                     PER                       PER                       PER
      QUARTERLY PERIOD           INCOME       AMOUNT      SHARE        AMOUNT       SHARE        AMOUNT       SHARE
---------------------------------------------------------------------------------------------------------------------
November 1, 1995
 to January 31, 1996.........   7,973,433    6,446,891     .509       35,190,168     2.780      41,637,059     3.290
February 1, 1996
 to April 30, 1996...........   7,977,538    6,270,053     .495       (8,530,399)    (.674)     (2,260,346)    (.179)
May 1, 1996
 to July 31, 1996............   7,736,752    6,151,223     .486        4,345,548      .343      10,496,771      .829
August 1, 1996
 to October 31, 1996.........   7,933,368    6,299,516     .498       19,336,837     1.528      25,636,353     2.026
November 1, 1996
 to January 31, 1997.........   7,325,883    5,660,634     .447       19,679,979     1.555      25,340,613     2.002
February 1, 1997
 to April 30, 1997...........   6,653,671    4,990,215     .394       (8,834,602)    (.698)     (3,844,387)    (.304)
May 1, 1997
 to July 31, 1997............   6,531,327    4,820,659     .381       24,275,638     1.918      29,096,297     2.299
August 1, 1997
 to October 31, 1997.........   6,519,795    4,699,606     .371      (31,370,200)   (2.478)    (26,670,594)   (2.107)
November 1, 1997
 to January 31, 1998.........   8,094,991    6,467,875     .511       11,435,981      .904      17,903,856     1.415
February 1, 1998
 to April 30, 1998...........   6,995,227    5,384,420     .425        8,028,896      .635      13,413,316     1.060
May 1, 1998
 to July 31, 1998............   7,207,593    5,598,937     .442      (25,557,878)   (2.019)    (19,958,941)   (1.577)
August 1, 1998
 to October 31, 1998.........   7,548,553    6,220,550     .492      (59,374,787)   (4.680)    (53,154,237)   (4.188)
November 1, 1998
 to January 31, 1999.........   7,463,852    6,159,112     .484        4,274,672      .336      10,433,784       .82
February 1, 1999
 to April 30, 1999...........   7,220,621    5,878,798     .466       24,758,841     1.934      30,637,639      2.40
May 1, 1999
 to July 31, 1999............   6,617,080    4,988,099     .391       (7,538,615)    (.591)     (2,550,516)    (.200)
August 1, 1999
 to October 31, 1999.........   6,556,056    5,034,973     .399        5,920,497      .471      10,955,470      .870
November 1, 1999
 to January 31, 2000.........   6,444,189    4,717,668     .364       11,087,775      .869      15,805,443     1.233
February 1, 2000
 to April 30, 2000...........   6,439,857    4,733,497     .370        6,247,899      .490      10,981,396      .860


                                   DIVIDENDS AND
                                   DISTRIBUTIONS
                               ----------------------       SHARE PRICE
                                               PER      -------------------
      QUARTERLY PERIOD           AMOUNT       SHARE       HIGH       LOW
-----------------------------  --------------------------------------------
November 1, 1995
 to January 31, 1996.........    4,509,110      .356      13 3/8     11 1/8
February 1, 1996
 to April 30, 1996...........    4,509,109      .356      13 1/2     12 1/8
May 1, 1996
 to July 31, 1996............    4,509,113      .357      13 3/8     12 5/8
August 1, 1996
 to October 31, 1996.........    4,509,111      .356      14 1/4     13 1/4
November 1, 1996
 to January 31, 1997.........    5,268,534      .416      13 7/8     14 7/8
February 1, 1997
 to April 30, 1997...........    4,509,110      .356      14         15 1/4
May 1, 1997
 to July 31, 1997............    4,509,104      .356      16 3/16    14 5/8
August 1, 1997
 to October 31, 1997.........    4,509,104      .356      16 3/16    13 9/16
November 1, 1997
 to January 31, 1998.........   20,093,217     1.589      15 3/4     13 5/8
February 1, 1998
 to April 30, 1998...........    4,509,104      .356      15 11/16   14 11/16
May 1, 1998
 to July 31, 1998............    4,509,112      .356      15 1/4     13 7/8
August 1, 1998
 to October 31, 1998.........    4,511,094      .356      14 1/2      7 1/8
November 1, 1998
 to January 31, 1999.........    9,492,434      .752      12 1/4      9 5/8
February 1, 1999
 to April 30, 1999...........    4,533,053      .356      12         10 3/16
May 1, 1999
 to July 31, 1999............    4,538,585      .356      12 13/16   11 5/8
August 1, 1999
 to October 31, 1999.........    4,545,730      .356      11 15/16   10 3/8
November 1, 1999
 to January 31, 2000.........    7,621,191      .597      11 1/2     10 5/16
February 1, 2000
 to April 30, 2000...........    4,546,670      .356      11 11/16   10 11/16

--------------------------------------------------------------------------------

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock ("Shares") of Salomon Brothers Worldwide Income Fund Inc (the "Fund") on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided,

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SALOMON BROTHERS WORLDWIDE INCOME FUND INC

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FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (unaudited)(continued)

however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

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FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (unaudited)(continued)

noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (unaudited)(continued)

adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

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

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
SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------
DIRECTORS

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc.

HEATH B. MCLENDON
      Managing Director,
      Salomon Smith Barney Inc.
      President and Director, SSB CitiFund
      Management LLC and Travelers
      Investment Advisors, Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy, Tufts University

---------
OFFICERS

HEATH B. MCLENDON
      Chairman and President

LEWIS E. DAIDONE
      Executive Vice President and Treasurer

THOMAS FLANAGAN
      Executive Vice President

PETER J. WILBY
      Executive Vice President

BETH A. SEMMEL
      Executive Vice President

MAUREEN O'CALLAGHAN
      Executive Vice President

JAMES E. CRAIGE
      Executive Vice President

CHRISTINA T. SYDOR
      Secretary

ANTHONY PACE
      Controller

----------------------
SALOMON BROTHERS
WORLDWIDE INCOME FUND INC

      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT ADVISER AND ADMINISTRATOR
      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

SUB-ADMINISTRATOR
      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109

TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      SBW

-------------------------------------------------------------------------------
 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.
-------------------------------------------------------------------------------

                  This report is for stockholder information.
                  This is not a prospectus intended for use in
                      the purchase or sale of Fund shares.